Exhibit 10.17

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

Amendment No. 1 to the Framework Agreement

between

Medio-Haus-Medizinprodukte GmbH,

Brunswiker Straße 50,

D - 24105 Kiel,

hereinafter referred to as “Medio-Haus”

and

Avedro Inc.,

230 3rd Ave.,

Waltham, MA 02451 USA,

hereinafter referred to as “Avedro”.

On June 12, 2014 the Parties entered into a framework agreement regarding the sale and supply of products manufactured by Medio-Haus by Medio-Haus to Avedro („Framework Agreement“).

Section 1

The Parties agree that Section 4 paragraph 1 of the Framework Agreement shall be amended and read as follows:

“Avedro commits to Medio-Haus to [***] from the product lines under numbers 1.-5. in Exhibit 3 and, in addition, [***] from the product lines under numbers 6.-9. in Exhibit 3. The achievement of this [***] shall be determined [***], provided that Avedro shall have the right to [***].

Section 2

The other provisions of the Framework Agreement shall remain unchanged.

Kiel, June 30, 2014	Waltham, June 2014

/s/ Thomas Steffens	/s/ David Muller
Medio-Haus	Avedro